January 31, 2005

DREYFUS PREMIER LIMITED TERM HIGH YIELD FUND

Supplement to Prospectus
dated May 1, 2004

The following information replaces the information contained in the section of the Fund’s
Prospectus entitled “Management” that relates to the Fund’s portfolio managers.

Jon Uhrig is the primary portfolio manager of the Fund. He has held this position since
January 31, 2005 and has been employed by The Dreyfus Corporation since September
2001. Mr. Uhrig also is a Portfolio Manager for High Yield Strategies, as well as the head of high yield trading, with Standish Mellon Asset Management, LLC, a subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus. Mr. Uhrig joined Standish
Mellon in 1997. Prior to joining Standish Mellon, he was an analyst and portfolio manager for Longfellow Investment Management, and a high grade corporate bond strategist with Goldman Sachs.

John McNichols also is a portfolio manager for the Fund. He also has held this position since January 28, 2005 and has been employed by Dreyfus since July 2004. Mr.
McNichols also is the Director of Credit Research and Investment for Standish Mellon,
overseeing all of Standish Mellon’s global credit research activities. Mr. McNichols joined Standish Mellon in 1993. Prior to joining Standish Mellon, he was an analyst with
Jefferson-Pilot Corporation, and a commercial banker with First Union Corporation.